Exhibit 99.1

  Community Capital Corporation Reports Earnings and Announces Quarterly Cash
                                    Dividend

    GREENWOOD, S.C.--(BUSINESS WIRE)--Jan. 19, 2006--Community Capital Corporation (AMEX:CYL) reports operating results for the fourth quarter and year ended December 31, 2005.
    Net income for the three months ended December 31, 2005 was $2,292,000, an increase of 44 percent from $1,596,000 reported in the same period last year. Pro forma net income for the three months ended December 31, 2005 decreased two percent from $1,596,000 or $0.41 per diluted share to $1,571,000 or $0.41 per diluted share.(1) Diluted earnings per share for the quarter were $0.60, up 46 percent from $0.41 reported in 2004. Return on average assets was 1.56 percent for the fourth quarter of 2005 compared to 1.16 percent for the same period in 2004. Return on average equity for the fourth quarter was
16.53 percent compared to 11.76 percent in 2004.
    During the fourth quarter the company recorded a gain of $1,092,000 from the liquidation of its minority interest in an unrelated financial services company.(1)
    Pro forma net income for the twelve months ended December 31, 2005 increased 10 percent to $6,373,000, or $1.63 per diluted share, from $5,800,000, or $1.47 per diluted share.(1) Net income for the twelve months ended December 31, 2005 was $7,094,000 versus $5,800,000, an increase of 22 percent. Diluted earnings per share for the period were $1.82, up 24 percent from $1.47 reported in 2004.
    Year to date return on average assets was 1.24 percent compared to
1.13 percent for the same period in 2004. Return on equity was 12.74 percent compared to 10.90 percent in 2004. Total assets increased nine percent to $598,790,000 at December 31, 2005 from $549,086,000 at
December 31, 2004. Total loans increased nine percent to $465,892,000 at December 31, 2005, compared to $425,628,000 at December 31, 2004. Total deposits increased $53,289,000, or 14 percent to $433,646,000 at December 31, 2005 from $380,357,000 at December 31, 2004.
Shareholders' equity at December 31, 2005 was $54,505,000 compared to $55,103,000 at December 31, 2004.
    The company also declared a quarterly cash dividend of $0.15 per share, which is payable by March 3, 2006 to shareholders of record as of February 17, 2006. Community Capital Corporation has a dividend reinvestment and additional stock purchase plan. Information on the plan may be obtained from Registrar and Transfer Company, the plan administrator, at 800-368-5948.
    Community Capital Corporation is the parent company of CapitalBank, which operates 16 community oriented branches throughout upstate South Carolina that offer a full array of banking services, including a diverse wealth management group. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com.
    Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.


INCOME STATEMENT DATA          Three Months Ended  Twelve Months Ended
(Dollars in thousands,             December 31         December 31
 except per share data)
----------------------------------------------------------------------
                                 2005      2004      2005        2004
----------------------------------------------------------------------

----------------------------------------------------------------------
Interest income                 8,347     6,927    30,878      25,408
----------------------------------------------------------------------
Interest expense                3,172     1,959    10,958       6,562
----------------------------------------------------------------------
Net interest income             5,175     4,968    19,920      18,846
----------------------------------------------------------------------
Provision for loan losses         400       300       825       1,200
----------------------------------------------------------------------
Net int. income after
 provision                      4,775     4,668    19,095      17,646
----------------------------------------------------------------------
Non-interest income:
----------------------------------------------------------------------
     Service charges on
      deposit accounts            726       733     3,035       2,726
----------------------------------------------------------------------
     Residential mortgage
      origination fees            152       189       828         824
----------------------------------------------------------------------
     Commissions from sales
      of mutual funds              35        80       178         276
----------------------------------------------------------------------
     Income from fiduciary
      activities                  243       193       901         621
----------------------------------------------------------------------
     Gain on sales of securities
      available-for-sale            -         -         -           5
----------------------------------------------------------------------
     Gain on sales of marketable
      equity securities         1,092         -     1,092           -
----------------------------------------------------------------------
     Gain on sales of fixed
      assets                        -         -       101           -
----------------------------------------------------------------------
     Other operating income       219       385     1,128       1,154
----------------------------------------------------------------------
Non-interest expense:
----------------------------------------------------------------------
     Salaries and employee
      benefits                  2,434     2,342     9,723       8,874
----------------------------------------------------------------------
     Net occupancy expense        216       245       945         921
----------------------------------------------------------------------
     Amortization of
      intangible assets           128       135       515         506
----------------------------------------------------------------------
     Furniture and equipment
      expense                     276       238       977         890
----------------------------------------------------------------------
     Loss on sales of Securities
      available-for-sale            -         -        66           -
----------------------------------------------------------------------
     Loss on sales of fixed
      assets                        1         -         -           9
----------------------------------------------------------------------
     Other operating expenses     975     1,159     4,559       4,653
----------------------------------------------------------------------
Income before taxes             3,212     2,129     9,573       7,399
----------------------------------------------------------------------
Income tax expense                920       533     2,479       1,599
----------------------------------------------------------------------
Net income                      2,292     1,596     7,094       5,800
----------------------------------------------------------------------

----------------------------------------------------------------------
Primary earnings per
 share                           0.62      0.42      1.87        1.52
----------------------------------------------------------------------
Diluted earnings per share       0.60      0.41      1.82        1.47
----------------------------------------------------------------------

----------------------------------------------------------------------
Average shares outstanding
 (fully diluted)            3,803,333 3,938,590 3,909,751   3,936,358
----------------------------------------------------------------------
Return on average assets         1.56%     1.16%     1.24%       1.13%
----------------------------------------------------------------------
Return on average equity        16.53%    11.76%    12.74%      10.90%
----------------------------------------------------------------------
Net interest income
 (fully tax equivalent
  at 38%)                       5,312     5,111    20,471      19,397
----------------------------------------------------------------------
Net interest margin
 (fully tax equivalent
  at 38%)                        3.98%     4.06%     3.94%       4.18%
----------------------------------------------------------------------
Efficiency ratio                61.02%    61.55%    63.17%      63.38%
----------------------------------------------------------------------

BALANCE SHEET DATA                                      December 31
(Dollars in thousands, except per share data)
----------------------------------------------------------------------
                                                       2005      2004
----------------------------------------------------------------------

----------------------------------------------------------------------
Total assets                                        598,790   549,086
----------------------------------------------------------------------
Investment securities                                75,887    77,596
----------------------------------------------------------------------
Loans                                               465,892   425,628
----------------------------------------------------------------------
Allowance for loan losses                             6,324     5,808
----------------------------------------------------------------------
Total intangible assets                              10,918    11,107
----------------------------------------------------------------------
Total deposits                                      433,646   380,357
----------------------------------------------------------------------
Other borrowings                                    106,324   110,303
----------------------------------------------------------------------
Shareholders' equity                                 54,505    55,103
----------------------------------------------------------------------

----------------------------------------------------------------------
Book value per share                                  14.63     14.39
----------------------------------------------------------------------
Equity to assets                                       9.10%    10.04%
----------------------------------------------------------------------
Loan to deposit ratio                                107.44%   111.90%
----------------------------------------------------------------------
Allowance for loan losses/loans                        1.36%     1.36%
----------------------------------------------------------------------


Average Balances               Three Months Ended  Twelve Months Ended
                                   December 31          December 31
----------------------------------------------------------------------
                                  2005      2004      2005     2004
----------------------------------------------------------------------

----------------------------------------------------------------------
Average total assets             583,491   548,563   571,157  512,634
----------------------------------------------------------------------
Average loans                    447,044   423,687   437,890  391,056
----------------------------------------------------------------------
Average earning assets           529,726   500,512   519,720  464,439
----------------------------------------------------------------------
Average deposits                 440,103   389,594   431,713  373,527
----------------------------------------------------------------------
Average interest bearing
 deposits                        379,477   339,705   375,652  327,355
----------------------------------------------------------------------
Average non-interest bearing
 deposits                         60,626    49,889    56,061   46,172
----------------------------------------------------------------------
Average other borrowings          82,933   101,250    79,799   83,514
----------------------------------------------------------------------
Average shareholders' equity      55,363    54,009    55,796   53,191
----------------------------------------------------------------------

----------------------------------------------------------------------
    Asset quality
----------------------------------------------------------------------

----------------------------------------------------------------------
Non-performing loans               2,351     2,334     2,351    2,334
----------------------------------------------------------------------
Other real estate                     93        98        93       98
----------------------------------------------------------------------
Loans past due 90+ days              222       224       222      224
----------------------------------------------------------------------
Net charge-offs                       94       213       309      409
----------------------------------------------------------------------
Net charge-offs to average
 loans                              0.02%     0.05%     0.07%    0.10%
----------------------------------------------------------------------

Footnote 1


Pro Forma Earnings                       Three Months    Twelve Months
 Reconciliation                             Ended            Ended
                                         December 31      December 31
----------------------------------------------------------------------
                                        2005    2004     2005    2004
----------------------------------------------------------------------

----------------------------------------------------------------------
Net income before one time items       2,292   1,596    7,094   5,800
----------------------------------------------------------------------
Gain on the sale of marketable
 equity securities                    (1,092)      -   (1,092)      -
----------------------------------------------------------------------
Total non-recurring items before tax  (1,092)      -   (1,092)      -
----------------------------------------------------------------------
Tax adjustment on one time items         371       -      371       -
----------------------------------------------------------------------

----------------------------------------------------------------------
Pro forma net income                   1,571   1,596    6,373   5,800
----------------------------------------------------------------------

    CONTACT: Community Capital Corporation
             R. Wesley Brewer, EVP/CFO, 864-941-8290;
              wbrewer@capitalbanksc.com or
             Lee Lee M. Lee, Vice President/Investor Relations,
              864-941-8242; llee@capitalbanksc.com;
             www.comcapcorp.com